Equity reserves and long-term incentive plan awards - Disclosure of detailed information about amount and movement in deferred share units (Details) - Deferred Share Units [Member] - Share	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reserves within equity [line items]
Balance, beginning of year	4,068,275	3,132,000
Granted	1,045,200	1,942,400
Settled in cash	(1,194,975)	(860,875)
Forfeited	(87,600)	(145,250)
Balance, end of year	3,830,900	4,068,275